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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 9, 2006

                        INTEGRATED SILICON SOLUTION, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23084               77-0199971
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  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

                   2231 Lawson Lane
                Santa Clara, California                         95054
        (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (408) 969-6600


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE.

         The Board of Directors (the "Board") of Integrated Silicon Solution Inc., a Delaware corporation ("ISSI"), has appointed a special committee of independent directors of the Board to conduct an internal review, assisted by outside legal counsel, of historical stock option grant practices of ISSI.

         A press release regarding the formation of the special committee is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     99.1 Press release of Integrated Silicon Solution Inc. dated August 9, 2006 related to the formation of a special committee.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTEGRATED SILICON SOLUTION, INC.


Date:  August 9, 2006                         /s/  SCOTT D. HOWARTH
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                                              Scott D. Howarth
                                              Vice President and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

99.1 Press release of Integrated Silicon Solution Inc. dated August 9, 2006 related to the formation of a special committee.